EXHIBIT 10.1

FOR ACCREDITED INVESTORS ONLY

THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER. INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND INVESTORS SHOULD NOT INVEST ANY FUNDS IN THIS OFFERING UNLESS THEY CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PROSPECTIVE INVESTORS MUST ACQUIRE THE SECURITIES FOR INVESTMENT, SOLELY FOR THEIR OWN ACCOUNT, AND WITHOUT ANY VIEW TOWARD RESALE OR DISTRIBUTION. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

Name of Subscriber ________________________

The Quantum Group, Inc.

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

1.

Purchase.

The undersigned (the “Holder” or the “Investor”) hereby agrees to purchase certain 10% Subordinated Promissory Notes (the “Notes”) set forth on the Signature Page attached hereto of The Quantum Group, Inc., a Nevada corporation (the “Company”), on the terms set forth herein (together with Exhibit A –Confidential Investor Questionnaire, Exhibit B – Form of 10% Subordinated Promissory Note, Exhibit C – Form of Equity Consideration Certificate, Exhibit D – Risk Factors, and Appendix A – the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2009, the “Transaction Documents”) describing the offering of a minimum of $50,000 and a maximum of up to $550,000 in the principal amount of the Notes of the Company (the “Offering”).

The Offering shall terminate on July 31, 2009 unless extended by mutual agreement of the Company and the Placement Agent (as defined below), for a period of up to additional 60 days without notice to the Investor. Subscriptions are subject to the right of the Company to accept or reject a subscription in whole or in part, to prior sale, and to termination of the Offering at any time.  Minimum investment amount is $25,000, subject to the Company’s right to accept lesser amounts in its sole discretion. The Company intends to use the net proceeds of this Offering for working capital and general corporate purposes.

The Company has retained Paulson Investment Company, Inc. (the “Placement Agent”) to act as its exclusive placement agent (with right to retain subagents) in connection with the Offering.  The Placement Agent shall be entitled to a commission of 10% of the gross proceeds paid to the Company for purchase of the Notes, payable in cash on the Closing Date(s).

In consideration of the undersigned’s purchasing the Notes on the terms set forth in the Transaction Documents, the Company shall issue to such Investor an Equity Consideration Certificate (the “Equity Certificate”) representing the right to be issued a certain number of the Company’s common stock, which number shall be determined as set forth below (“Primary Equity Consideration” or “Alternate Equity Consideration,” as the terms are defined forth below).

The term “Primary Equity Consideration” shall refer to and consist of shares of the Company’s common stock that the Company will issue to the Holder in the event the Company consummates a Qualified Offering (as defined below). The exact number of shares shall be calculated based on 100% of the original principal amount of the Note purchased in this Offering by the Holder (the “Original Investment”), divided by the closing price of the Company’s common stock on the date of the first closing of this Offering. The Primary Equity Consideration shall be delivered to the Investors as soon as practical following the Qualified Offering closing, but in no event later than five business days after the closing of the Qualified Offering.

The term “Qualified Offering” shall refer to a underwritten public offering or a private placement of the Company’s securities subsequent to the Offering resulting in gross proceeds to the Company of at least $3,000,000.

In the event the Company does not consummate a Qualified Offering by November 30, 2009, the Company shall issue to the Holder shares of common stock as “Alternative Equity Consideration.” The exact number of shares of common stock to be issued as Alternative Equity Consideration shall be calculated based on 200% of the Original Investment divided by the closing price of the Company’s common stock on the date of the first closing of this Offering. The Alternate Equity Consideration shall be issued to the Investors no later than November 30, 2009, if a Qualified Offering shall not have occurred by such date.

For purposes of calculating the number of shares of common stock to be issued as Primary Equity Consideration or Alternative Equity Consideration, the “closing price” shall mean either (i) the last sale price for the Company’s common stock on the date of the first closing of this Offering; or (ii) the closing bid price of the Company’s common stock on such date, if there is no last sale price on that date.

The “Notes” and the shares of the Company’s common stock representing the Primary Equity Consideration and the Alternate Equity Consideration shall be referred hereinafter as the “Securities.” All capitalized terms used in this Note that are not defined herein shall have the respective meanings given such terms in the Transaction Documents.

2.

Payment.

The undersigned is tendering to the Company cash or a check made payable to the order of Continental Stock Transfer and Trust Company as escrow agent for the Company (the “Escrow Agent”) in the amount indicated on the Signature Page and below, or alternatively, the undersigned has wired funds to the Escrow Agent in such amount, as set forth in the Subscription Procedures.

THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES SUBSCRIBED FOR HEREUNDER IS $___________.

3.

Representations and Warranties.  By executing this Subscription Agreement, the undersigned:

(a)

Acknowledges that the undersigned has received and carefully read the Transaction Documents, is familiar with and understands the Transaction Documents, has relied on the information contained in the Transaction Documents, and has not relied upon any other offering literature or prospectus;

(b)

Represents and warrants that the undersigned is acquiring the Securities for his or her own account as principal for investment and not with a view to resale or distribution, and that the undersigned will not sell or otherwise transfer the Securities except in accordance with restrictions on transfer under the applicable federal and state securities laws;

(c)

Represents and warrants that the undersigned has such knowledge and experience in financial and business matters as will enable him or her to evaluate the merits and risks of the prospective investment;

(d)

Represents and warrants that the undersigned is able to bear the economic risk of losing his or her entire investment in the Securities;

(e)

Represents and warrants that the undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the net worth of the undersigned, and his or her investment in the Securities will not cause such overall commitment to become excessive;

(f)

Represents and warrants that (i) the undersigned is at least 21 years of age, (ii) he or she has adequate means of providing for his or her current needs and personal contingencies, (iii) he or she has no need for liquidity in the proposed investment in the Securities, (iv) he or she maintains a domicile and is not a transient or temporary resident at the address shown in the Confidential Purchaser Questionnaire, and (v) all of his or her investments in and commitments to non-liquid investments are, and after his or her purchase of the Securities will be, reasonable in relation to the undersigned's net worth and current needs;

(g)

Understands that the Company shall have the right, in its sole and absolute discretion, to accept or reject this tendered subscription in whole or in part, at any time prior to closing, or to allocate to him or her fewer than the number of Securities than the undersigned has subscribed for;

(h)

Understands that the Company will notify the undersigned whether this subscription is accepted or rejected, and that in the event such subscription is rejected, the tendered payment will be returned in full, and all of the obligations of the undersigned hereunder shall terminate;

(i)

Understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer, which restrictions are described in the Transaction Documents;

(j)

Agrees and understands that he or she will not sell or otherwise transfer any Securities unless the Securities are registered under the 1933 Act and any other applicable federal or state securities laws, or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Securities may be transferred in reliance on an applicable exemption from the registration requirements of such laws;

(k)

Understands that (i) except as otherwise set forth in this Subscription Agreement, the Company has no obligation or intention to register the Securities for resale under any federal or state securities laws or to take any action (including the filing of reports or the publication of information required by Rule 144 under the 1933 Act) which would make available any exemption from the registration requirements of such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of any Securities or any portion thereof for an indefinite period of time or at any particular time, and may therefore have to bear the economic risk of investment in the Securities for an indefinite period of time;

(l)

Understands that an investment in the Company involves certain risks, and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities;

(m)

Understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Securities for investment;

(n)

Acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to the undersigned and to his or her advisors;

(o)

Acknowledges that the Company has made available to the undersigned the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, and to obtain any additional information to the extent that the Company possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to the undersigned; and

(p)

The undersigned is an "accredited investor" as such term is defined in Section 2(15) of the 1933 Act and Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act.  Specifically, the undersigned is (check all appropriate items):

☐

(i)

A bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐

(ii)

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

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(iii)

An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5,000,000;

☐

(iv)

A director or executive officer of the Company;

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(v)

A natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000. (California and Massachusetts residents:  If the undersigned is a California resident, his or her investment in the Company will not exceed 10% of his or her net worth (or joint net worth with his or her spouse).  If the undersigned is a Massachusetts resident, his or her investment in the Company will not exceed 25% of his or her joint net worth with his or her spouse (exclusive of principal residence and its furnishings);

☐

(vi)

A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years, and in either such case, has a reasonable expectation of reaching the same income level in the current year. (California and Massachusetts residents: please see Paragraph 3(v)(v) above for additional requirements.)

☐

(vii)

A trust with total assets greater than $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.); or

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(viii)

An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

4.

Indemnification.  The undersigned acknowledges that he or she understands the meaning of the representations made by him or her in this Subscription Agreement, and hereby agrees to indemnify and hold harmless the Company, and all persons deemed to be in control of the Company from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the undersigned of any such representations.

All such representations shall survive the delivery of this Subscription Agreement and the purchase by the undersigned of any Securities.

5.

No Third Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Subscription Agreement is intended to benefit any party other than the parties hereto and their permitted successors and assigns, and shall not be enforceable by any other party.

6.

Registration Rights.   The Company shall use its reasonable best efforts to cause a registration statement on Form S-1, S-3 or other applicable form (the “Resale Registration Statement”), relating to the resale by the Holders of all of the shares of the Company’s common stock representing the Equity Consideration (the “Registrable Securities”) to be declared effective by the Securities and Exchange Commission (the “SEC”) by no later than December 11, 2009, subject to customary lock-up and any other restrictions required by a national securities exchange as a condition to listing such securities for trading on such exchange. In the event all of the Registrable Securities cannot be included in such registration statement, the Company shall use its reasonable best efforts to file a second resale registration statement for the Registrable Securities following the effective date of such Resale Registration Statement (the “Second Resale Registration Statement”), and shall thereafter use its reasonable best efforts to cause the Second Resale Registration Statement to be declared effective within 30 days of such filing, if the SEC elects not to review the filing or within 60 days after such filing if the filing is reviewed by the SEC staff.

Notwithstanding the foregoing, the Company shall have the right to restrict the use of the Resale Registration Statement or the Second Resale Registration Statement, as the case may be, for up to 60 days upon the occurrence of certain events with respect to the Company that, in the judgment of the Board of Directors of the Company, make such restriction advisable

The Holder further understands and agrees that the registration rights set forth in this Section shall terminate as to any Holder when the Registrable Securities held by such Holder (together with any affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under Rule 144 promulgated under the 1933 Act.

The Company will, until such time as the Registrable Securities may be sold under Rule 144 without volume limitation:

(A)

prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(B)

furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(C)

use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

(D)

notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(E)

notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(F)

prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder;

(G)

prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(H)

advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the holders not expressly included above shall be borne by the Holders.

Each Holder of Registrable Securities included in a registration pursuant to the provisions of this Section hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

Promptly after receipt by an indemnified party pursuant to the provisions of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

7.

Binding Effect.  The obligations of this Subscription Agreement shall be binding upon the heirs, personal representatives, and permitted successors and assigns of the undersigned.

8.

Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.

Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of Nevada as applied to contracts entered into and to be performed entirely within the State of Nevada.

10.

Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

11.

Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

12.

Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

13.

Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

14.

Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying the Holder within a reasonable time thereafter.

*******

NASAA UNIFORM LEGEND. IN MAKING AN INVESTMENT DECISION OFFEREES MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE TRANSACTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL

OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. OFFEREES SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF ALL STATES. THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THE TRANSACTION DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE COMPANY FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE. AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

FOR FLORIDA INVESTORS. PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT ITS OPTION, WITHDRAW, UPON WRITTEN (OR TELEGRAPHIC) NOTICE, ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER (A) THE INVESTOR FIRST TENDERS OR PAYS TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, (B) THE INVESTOR DELIVERS ITS EXECUTED SUBSCRIPTION AGREEMENT, OR (C) THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER. THE UNDERSIGNED ACKNOWLEDGES THAT THE SECURITIES WILL NOT BE REGISTERED UNDER THE SECURITIES ACT NOR UNDER THE SECURITIES LAWS OF ANY STATE, THAT ABSENT AN EXEMPTION FROM REGISTRATION CONTAINED IN THOSE LAWS, THE ISSUANCE AND SALE OF THE SECURITIES WOULD REQUIRE REGISTRATION, AND THAT THE RELIANCE OF THE COMPANY UPON SUCH EXEMPTION IS BASED UPON THE UNDERSIGNED’S REPRESENTATIONS.

SIGNATURE PAGE AND POWER OF ATTORNEY

The Quantum Group, Inc.

The undersigned hereby executes, adopts and agrees to all terms, conditions and representations of the foregoing Subscription and Registration Rights Agreement dated _, 2009.

Number of Securities to be purchased

Amount of check enclosed or wire transfer	$_____________________________________

__________________________(SEAL)	________________________________(SEAL)
Purchaser's Signature	Purchaser's Signature

Purchaser's Name	Purchaser's Name
(Please Print)	(Please Print)

Date	Social Security or
Taxpayer Identification Number

ACCEPTANCE OF SUBSCRIPTION

The subscription set forth herein is accepted by The Quantum Group, Inc., to the extent of US $_________ in consideration for _________ 10% Subordinated Promissory Notes as of this ______ day of _________________, 2009.

THE QUANTUM GROUP, INC.

By:
Name:
Title:

[Individual Acknowledgment]

STATE OF __________

:

:

COUNTY OF__________

:

On this, the ____ day of __________________, 200_, before me, the undersigned officer, personally appeared _______________________________________________________________ __________________________________________________________________ known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to the foregoing instrument and acknowledged that he/she/they executed the same for the purposes therein contained and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

State of California Certificate of Acknowledgment

STATE OF CALIFORNIA

)

)ss

COUNTY OF ________________

)

On ____________________, 2009 before me, ________________________________, personally appeared __________________________________________________________who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
My Commission Expires: _______

[Corporate Acknowledgement]

STATE OF _____________

:

:

COUNTY OF _______________

:

On this, the ____ day of ____________________, 200_, before me, the undersigned officer, personally appeared __________ __________________________ who acknowledged himself/herself to be the ______ of ______________________________________, a corporation, and that he/she as such ________________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as _________ and that he/she received a true and correct copy of such instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunder set my hand and official seal.

Notary Public
My Commission Expires:

[General Partnership Acknowledgement]

STATE OF _____________

:

:

COUNTY OF ____________

:

On this, the ____ day of ____________________, 200_, before me, the undersigned officer, personally appeared __________ ________________________________________________ who acknowledged himself/herself to be a Partner of _______________________________ a general partnership and that he/she as such Partner executed the foregoing instrument for the purposes therein contained by signing the name of the partnership by himself/herself as Partner and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Limited Liability Company Acknowledgement]

STATE OF ____________

:

:

COUNTY OF _____________

:

On this, the ____ day of ______________, 200_, before me, the undersigned officer, personally appeared _______________ who acknowledged himself to be the _________ of ___________ ________________________, a limited liability company, and that he as such _________ executed the foregoing instrument for the purposes therein contained by signing the name of the _________ of such company by himself as _________ and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The information contained herein is being furnished to The Quantum Group, Inc. (the “Company”) to determine whether the undersigned’s subscription for the Notes and the shares of common stock underlying Equity Consideration (the “Securities”) of the Company may be accepted by the Company in compliance with the requirements of Sections 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”).  The undersigned acknowledges and understands that (i) the Company will rely on the information provided by the undersigned contained herein for purposes of determining compliance with, and the availability of, exemptions from the registration requirements of the Securities Act provided under Regulation D and (ii) the issuance of the Securities will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the sole use of the Company for the purposes described above and will be held in confidence by the Company, except that this Confidential Investor Questionnaire or the information provided herein, or both, may be furnished to such other parties as the Company, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws.  For further information, or if you have questions concerning the Company or the sale of the Company’s securities, please contact:  Donald Cohen, CFO, at The Quantum Group, Inc., 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

INVESTMENT EXPERIENCE AND PURPOSE
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

Investment Experience.  This item is presented in alternative form.  Please initial, in the space provided below, the alternative that applies to you.

_____

ALTERNATIVE ONE:  The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not using a Purchaser Representative (as defined below) in connection with such evaluation.  The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Confidential Investor Questionnaire.

_____

ALTERNATIVE TWO*:  The undersigned will use a purchaser representative who satisfies all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(h) of Regulation D promulgated under the Securities Act of 1933, as amended (“Purchaser Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities.  The undersigned acknowledges that the following person will be acting as Purchaser Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Purchaser Representative:  ___________________________

The undersigned represents and warrants that the above-named Purchaser Representative has furnished the undersigned with a Purchaser Representative questionnaire and that the undersigned and the above-named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Securities.

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THIS CONFIDENTIAL INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE.)

Purpose of Investment.  Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)

PART TWO
GENERAL INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

3.

Name:

(exact name as it should appear in the records of the Company and any registration statement in which you are a named “selling stockholder”)

4.

If the prospective investor is a natural Person, identify the nature of ownership of the proposed investment:

[   ]  Single Ownership

[   ]  Tenancy by the entirety (Spouses only)

[   ]  Community property

[   ]  Joint tenancy with right of survivorship

5.

Marital status (if applicable): __________________________________________

6.

Address of record: __________________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

7.

Telephone number:

    Fax:

8.

E-mail:  _____________________________

9.

Social Security or Taxpayer ID number: _________________________________

____________

10.

Describe any preexisting business or personal relationship between the prospective investor and any director or officer of the Company:

__________________________________________________________________

__________________________________________________________________

PART THREE
INDIVIDUAL INVESTOR
TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE
INDIVIDUALS

Select the representation provided below that applies:

My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Confidential Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

Educational background of prospective investor:

_____________________________________________________________________

Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

_____________________________________________________________________

The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

Yes	No

Investor’s investment objectives:

Income	Other, please state:
Appreciation

Prior private placement investments made by prospective investor which evidence prospective investor’s investing experience in transactions similar to this offering:

Yes	No

PART FOUR
CORPORATE INVESTOR TO BE COMPLETED BY PROSPECTIVE INVESTORS WHO ARE CORPORATIONS (AND OTHER ENTITIES)

Type of organization (partnership, corporation, etc.):

Date and State of organization:

Select the representation provided below that applies:

(_____) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

(_____) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(_____) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(_____) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

(_____) an insurance company as defined in Section 2(13) of the Securities Act;

(_____) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(_____) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(_____) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as such term is described in Rule 506(b)(2)(ii) of Regulation D;

(_____) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

(_____) an employee benefit plan with total assets in excess of $5,000,000; or

(_____) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are “accredited investors” as such term is defined in Rule 501(a) of Regulation D; or

(_____) an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501(a) of Regulation D.  Note:  prospective investor must submit an individual Confidential Investor Questionnaire for each equity owner.

List all equity owners of the entity:

PART FIVE
REGISTRATION STATEMENT INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

Are you, or is your organization, a broker-dealer registered under Section 15 of the Exchange Act?

YES	NO

Are you, or is your organization, an affiliate of a broker-dealer?

YES	NO

If the answer is yes, please explain the nature of any such relationship:

Have you had any position, office or other material relationship, or has your organization had any material relationship, within the past three years with the Company or any of its affiliates?

YES	NO

If the answer is yes, please explain the nature of any such relationship:

Please describe all other securities of the Company that you beneficially own or that your organization beneficially owns.

Have you made or are you aware of any arrangements relating to the distribution of any shares of the Company’s common stock under any registration statement?

YES	NO

If the answer is yes, please describe the nature and amount of such arrangements:

If investing as an entity, please list all natural persons with the power to vote or dispose of the Securities being purchased:

PART SIX
REPRESENTATIONS AND WARRANTIES
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Confidential Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

The information is complete and correct and may be relied upon by the Company in determining whether the offer and sale of Securities in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Confidential Investor Questionnaire occurring prior to the completion of the offering of the Securities; and

The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment in the Securities of the size contemplated by the prospective investor.  In making this statement, the undersigned represents that at the present time the undersigned has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Confidential Investor Questionnaire this __ day of _________, 2009.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory
Print Name of joint investor or other person whose signature is required	Signature of Authorized Signatory
_________________________ Signature (if Joint Tenants or Tenants in Common)	_________________________ Capacity in which Authorized Signatory has Signed on Behalf of Entity